                                                                    EXHIBIT 3.II

                                    RESTATED
                                    --------

                                    BY-LAWS
                                    -------

                                       OF
                                       --

                             NAPA NATIONAL BANCORP
                             ---------------------

                            A CALIFORNIA CORPORATION
                            ------------------------


                                   ARTICLE 1
                                   ---------

                           Meetings of Shareholders
                           ------------------------

                  Section 1.1 Place of Meetings.  All meetings of
                              -----------------
        shareholders shall be held at the principal administrative office of the corporation or at any other place within the State of California which may be designated either by the board of directors or by the shareholders in accordance with these by-laws.

                  Section 1.2 Annual Meetings. The Annual Meeting of
                              ---------------
        Shareholders shall be held on the second Tuesday in May in each year or on such other date as the board of directors by resolution may designate, at which time the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

                  Section 1.3 Special Meetings. Special meetings of the
                              ----------------
        shareholders, for the purpose of taking any action which is within the powers of the shareholders, may be called at any time by the chairperson of the board, the chief executive officer, the president, the board of directors or the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting.

                  Section 1.4 Notice of Meetings of Shareholders.
                              ----------------------------------

                  (a) Written notice of each meeting of shareholders, whether annual or special, shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at the address of such shareholder appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice. If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal administrative office of the corporation for a period of one (1) year from the date of the giving of the notice to all other shareholders. If no address appears on the books of the corporation or is given by the shareholder to the corporation for the purpose of notice, notice shall be deemed to have been given to such shareholder if sent by mail or other means of written communication addressed to the place where the principal administrative office of the corporation is located, or if published at least once in a newspaper of general circulation in the county in which the principal administrative office is located.

                  (b) All such notices shall be given not less than tell (10) days nor more than sixty (60) days before the meeting to each shareholder entitled to vote thereat. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice.

                  (c) All such notices shall state the place, date and hour of such meeting. In the case of a special meeting such notice shall also state the general nature of the business to be transacted at such meeting, and no other business may be transacted thereat. In the case of an annual meeting, such notice shall also state those matters which the board of directors at the time of the mailing of the notice intends to present for action by the shareholders.

                  (d) The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

                  (e) Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the chairperson of the board, chief executive officer, president, vice president or secretary by any person (other than the board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request.

                  Section 1.5 Quorum. The presence in person or by
                              ------
        proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                  Section 1.6 Adjourned Meetings and Notice Thereof.
                              -------------------------------------

                  (a) Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by vote of a majority of the shares, the holders of which are either present in person or by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting, except as provided in Section 1.5 herein.

                  (b) When a shareholders' meeting is adjourned to another time or place, except as provided in this subsection
        (b), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

                  Section 1.7 Nomination of Directors. Nominations for
                              -----------------------
        election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the number of shares of capital stock of the corporation owned by each proposed nominee; (c) the name and residence address of the notifying shareholder; (d) the number of shares of capital stock of the corporation owned by the notifying shareholder; (e) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

                  Section 1.8 Voting and Record Dates.
                              -----------------------

                  (a) Voting Rights of Shares and Shareholders.
                      ----------------------------------------

                  (i) Except as provided in section 708 of the California General Corporation Law (election of directors) and except as may be otherwise provided in the articles of incorporation of this corporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders.

                  (ii) Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office; but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

                  (b)  Record Date Requirements.
                       ------------------------

                  (i) In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

                  (ii)  If no record date is fixed:

                  (A) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                  (B) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

                  (C) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

                  (iii) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting, but the board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

                  (iv) Shareholders as of the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation of this corporation or by agreement or in the California General Corporation Law.

                  (c) Voting of Shares by Fiduciaries, Receivers,
                      -------------------------------------------
        Pledgeholders and Minors.
        ------------------------

                  (i) Subject to subsection 1.8(d)(iii), shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                  (ii) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver 5 name if authority to do so is contained in the order of the court by which such receiver was appointed.

                  (iii) Subject to the provisions of Section 1.11 herein and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  (iv) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

                  (d) Voting of Shares by Other Corporations.
                      --------------------------------------

                  (i) Shares of this corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the by-laws of such other corporation may prescribe or, in the absence of such provision, as the board of such other corporation may determine or, in the absence of such determination, by the chairperson of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the chairperson of the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

                  (ii) Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter.

                  (iii) Shares of this corporation held by this corporation in a fiduciary capacity, and any of its shares held in a fiduciary capacity by its subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

                  (e) Voting of Shares Owned of Record by Two (2) or
                      ----------------------------------------------
        More Persons.
        ------------

                  (i) If shares stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two
        (2) or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (A) If only one (1) votes, such act binds all;

                  (B) If more than one (1) votes, the act of the majority so voting binds all;

                  (C) If more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately.

       If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

                  (f) Election of Directors; Cumulative Voting.
                     ----------------------------------------

                  (i) Every shareholder complying with subsection 1.8(f)(ii) and entitled to vote at any election of directors may cumulate such shareholder's votes. In such event, each shareholder shall be entitled to a number of votes equal to the number of directors to be elected at the election multiplied by the number of votes to which the shareholder's shares are entitled.

                  (ii) No shareholder shall be entitled to cumulate votes (i.e., cast for any one (1) or more candidates a number of votes greater than the number of the shareholder's shares) unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one (1) shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                  (iii) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected, are elected.

                  (iv) Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins.

                  Section 1.9 Waiver of Notice and Consent of Absentees.
                              -----------------------------------------
        The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, are as valid as though transacted at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting, or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law or these by-laws to be included in the notice but which was not so included, if such objection is expressly made at the meeting; provided, however, that any person making such objection at the beginning of the meeting or to the consideration of matters required to be but not included in the notice may orally withdraw such objection at the meeting or thereafter waive such objection by signing a written waiver thereof or a consent to the holding of the meeting or the consideration of the matter or an approval of the minutes of the meeting. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of shareholders needs to be specified in any written waiver of notice, except that the general nature of a proposal to amend the articles of incorporation of the corporation and the proposals specified in subparagraphs (A) through (E) of subsection 1.10(c)(i) shall be so stated.

                  Section 1.10 Action Without A Meeting.
                               ------------------------

                  (a) Directors may be elected without a meeting by a consent in writing, setting forth the action so taken) signed by all of the persons who would be entitled to vote for the election of directors; provided that a director may be elected at any time to fill a vacancy not filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

                  (b) Any other action which, under any provision of the California General Corporation Law may be taken at any annual or special meeting of the shareholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting to which all shares entitled to vote thereon were present and voted.

                  (c) Unless the consents of all shareholders entitled to vote have been solicited in writing:

                  (i) Notice of any shareholder approval without a meeting, by less than unanimous written consent, of (A) a contract or other transaction between the corporation and one or more of its directors or any corporation, firm or association in which one or more of its directors has a material financial interest or is also a director, (B) indemnification of an agent of the corporation as authorized by the articles of incorporation of the corporation, (C) a reorganization of the corporation as defined in section 181 of the California General Corporation Law, (D) an election to wind up and dissolve the corporation, or (E) the distribution of shares, obligations or securities of any other corporation or assets other than money which is not in accordance with the liquidation rights of preferred shares if the corporation is in the process of winding up, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

                  (ii) Prompt notice shall be given of the taking of any other corporate action, including the filling of a vacancy on the board of directors, approved by shareholders without a meeting, by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 1.4 herein.

                  (d) Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

                  Section 1.11 Proxies.
                               -------

                  (a) Every person entitled to vote shares or execute consents may authorize another person or persons to act by proxy with respect to such vote or consent. Any proxy purporting to be executed in accordance with the provisions of this Section 1.11 shall be presumptively valid.

                  (b) No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this
        Section 1.11. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at a meeting and voting in person by, the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

                  (c) A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

                  (d) Except when other provision shall have been made by written agreement between the parties, the recordholder of shares that such person holds as pledgee or otherwise as security or which belong to another shall issue to the pledgor or the owner of such shares, upon demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

                  (e) A proxy which states that it is irrevocable is irrevocable for the period specified therein (notwithstanding
        Section 1.11(b)) when it is held by any of the following or a nominee of any of the following:

                  (i)  A pledgee;

                  (ii) A person who has purchased or agreed to purchase or holds an option to purchase the shares of a person who has sold a portion of such person's shares in the corporation to the maker of the proxy;

                  (iii) A creditor or creditors of the corporation or the shareholder who extended or continued credit to the corporation or the shareholder in consideration of the proxy if the proxy states that it was given in consideration of such extension or continuation of credit and the name of the person extending or continuing credit;

                  (iv) A person who has contracted to perform services as an employee of the corporation, if a proxy is required by the contract of employment and if the proxy states that it was given in consideration of such contract of employment, the name of the employee and the period of employment contracted for; or

                  (v) A person designated by or under an agreement under section 706 of the California General Corporation Law.

                  Notwithstanding the period of irrevocability specified, the proxy becomes revocable when the pledge is redeemed, the option or agreement to purchase is terminated, the seller no longer owns any shares of the corporation or dies, the debt of the corporation or the shareholder is paid, the period of employment provided for in the contract of employment has terminated or the agreement under section 706 of the California General Corporation Law has terminated. In addition to the foregoing subdivisions (i) through (v), a proxy may be made irrevocable (notwithstanding Section 1.11(b) above) if it is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by its terms, discharge the obligations secured by it.

                  (f) A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision, unless the existence of the proxy and its irrevocability appears on the certificate representing such shares.

                  Section 1.12 Inspectors of Election.
                               ----------------------

                  (a) In advance of any meeting of shareholders, the board of directors may appoint any persons as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairperson of any such meeting may, and on the request of any shareholder or his or her proxy shall, make such appointment at the. meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one
        (1) or three (3) inspectors are to be appointed.

                  (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes and consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                  (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.


                          ARTICLE 2
                          ---------

                          Directors
                          ---------

                  Section 2.1 Powers. Subject to the California General
                              ------
        Corporation Law and any limitations in the articles of incorporation of this corporation relating to action requiring shareholder authorization or approval, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

                  Section 2.2 Number and Qualification of Directors.
                              -------------------------------------
        The number of directors of the corporation shall not be less than eight (8) nor more than fifteen (15) until changed by a by-law amending this Section 2.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in this
        Section 2.2, by a by-law or amendment thereof or by a resolution duly adopted by a vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by resolution of the board of directors.

                  Section 2.3 Election and Term of Office. The
                              ---------------------------
        directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of shareholders held for that purpose or by written consent in accordance with Section
        1.10. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until his or her successor has been elected and qualified, subject to the California General Corporation Law and the provisions of these by-laws with respect to vacancies on the board.

                  Section 2.4 Resignation and Removal of Directors. Any
                              ------------------------------------
        director may resign effective upon giving written notice to the chairperson of the board, the president, the secretary, or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony. Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote; provided that no director may be removed (unless the entire board is removed) when the votes cast against removal (or, if such action is taken by written consent, the shares held by persons not consenting in writing to such removal) would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

                  Section 2.5 Vacancies. A vacancy or vacancies on the
                              ---------
        board of directors shall exist on the death, resignation or removal of any director, or if the board declares vacant the office of a director if he or she is declared of unsound mind by an order of court or is convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail to elect the full authorized number of directors to be voted for at any shareholders' meeting at which an election of directors is held. Vacancies on the board of directors (except vacancies created by the removal of a director) may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled by the directors or which occurs by reason of the removal of a director. Any such election by written consent of shareholders shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director states that it is to be effective at a future time, a successor may be elected to take office when the resignation becomes effective.

                  Section 2.6 Place of Meetings. Regular and special
                              -----------------
        meetings of the board of directors may be he[d at any place within the State of California which has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, designated by resolution or by written consent of all of the members of the board 3f directors. If the place of a regular or special meeting is not designated in the notice or fixed by a resolution of the board or consented to in writing by all members of the board of directors, it shall be held at the corporation's principal administrative office.

                  Section 2.7 Organizational and Regular Meetings.
                              -----------------------------------
        Immediately following each annual shareholders' meeting, the board of directors shall hold an organizational meeting to elect officers and transact other business. Such meeting shall be held at the same place as the annual meeting or such other place as shall be fixed by the board of directors. The regular meetings of the board of directors shall be held at such times and places as are fixed by the board. Call and notice of regular meetings of the board of directors shall not be required and is hereby dispensed with.

                  Section 2.8 Special Meetings. Special meetings of the
                              ----------------
        board of directors for any purpose or purposes may be called at any time by the chairperson of the board, the chief executive officer, the president, any vice president, the secretary or any two directors. Notice of the time and place of special meetings shall be delivered personally to each director or by telephone or telegraph or sent to the director by mail. In case notice is given by mail or telegram, it shall be sent, charges prepaid, addressed to the director at his or her address appearing on the corporate records or if it is not on these records or is not readily ascertainable, at the place where the meetings of the directors are regularly held. If notice is delivered personally or given by telephone or telegraph, it shall be given or delivered to the telegraph office at least twenty-four (24) hours before the meeting. If notice is mailed it shall be deposited in the United States mail at least four
        (4) days before the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as provided in this
        Section 2.9, shall be due, legal and personal notice to such director. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

                  Section 2.9 Quorum. A majority of the authorized
                              ------
        number of directors shall constitute a quorum of the board of directors for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the board of directors, subject to the provisions of section 310 and subdivision (e) of section 317 of the California General Corporation Law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

                  Section 2.10 Waiver of Notice or Consent. The
                               ---------------------------
        transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who though present has prior to the meeting or at its commencement protested the lack of proper notice to him or her, signs a written waiver of notice, or a consent to holding the meeting, or an approval of the minutes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the board of directors. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior to or at its commencement, the lack of notice to such director.

                  Section 2.11 Adjournment. A majority of the directors
                               -----------
        present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is not adjourned for more than 24 hours, notice of the adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

                  Section 2.12 Meeting by Conference Telephone. Members
                               -------------------------------
        of the board of directors may participate in a meeting through use of conference telephone or similar communications equipment, as long as all members participating in such meeting can hear one another. Participation by directors in a meeting in the manner provided in this Section 2.13 constitutes presence in person at such meeting.

                  Section 2.13 Action Without a Meeting. Any action
                               ------------------------
        required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board of directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

                  Section 2.14 Fees and Compensation. Directors and
                               ---------------------
        members of the committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board of directors.

                  Section 2.15 Committees. The board of directors may,
                               ----------
        by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The board of directors may delegate to any such committee, to the extent provided in such resolution, any of the board of directors' powers and authority in the management of the corporation's business and affairs, except such powers and authority that conflict with the California General Corporation Law or the corporation's articles of incorporation.

                  The board of directors may prescribe appropriate rules, not inconsistent with these by-laws, by which proceedings of any such committee shall be conducted. The provisions of these by-laws relating to the calling of meetings of the board of directors, notice of meetings of the board of directors and waiver of such notice, adjournments of meetings of the board of directors, written consents to the board of directors meetings and approval of minutes, action by the board of directors by consent in writing without a meeting, the place of holding such meetings, meetings by conference telephone or similar communications equipment, the quorum for such meetings, the vote required at such meetings and the withdrawal of directors after commencement of a meeting shall apply to committees of the board of directors and action by such committees. In addition, any member of the committee designated by the board of directors as the chairperson or as secretary of the committee or any two members of a committee may call meetings of the committee. Regular meetings of any committee may be held without notice if the time and place of such meetings are fixed by the board of directors or the committee.

                 Section 2.16 Indemnification of Agents. The board of directors
                              -------------------------
       may authorize the Corporation to indemnify an agent, as defined in section 317 of the California Corporations Code, to the fullest extent permitted by law, including, but not limited to, the California General Corporation Law.

                 (a)    Indemnification of Directors and Officers. Each person
                        -----------------------------------------
       who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (hereinafter a 'proceeding'), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer, shall, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permissible under California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise tax or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that (a) the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the corporation, and (b) the corporation shall indemnify such person seeking indemnification in connection with a proceeding (or part thereof) other than a proceeding by or in the name of the corporation to procure a judgment in its favor only if any settlement of such a proceeding is approved in writing by the corporation, and (c) no such person shall be indemnified (i) except to the extent that the aggregate of losses to be indemnified exceeds the amount of such losses for which the director or officer is paid pursuant to any directors' and officers' liability insurance policy maintained by the corporation; (ii) on the account of any suit in which judgment is rendered against such person for an accounting of profits made from the purchase or sale by such person of securities of the corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; (iii) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful; (iv) for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to paragraph 10 of Section 204(a) of the General Corporation Law of the State of California ('GCL'); and (v) as to circumstances in which indemnity is expressly prohibited by Section 317 of the GCL. The right to indemnification conferred in this Section 2.16 shall be a contract right and shall include the right to be paid by the corporation expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that if the GCL requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, such advances shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts to the corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

                  (b) Indemnification of Employees and Agents. A person
                      ---------------------------------------
        who was or is a party or is threatened to be made a party to or is involved in any proceedings by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the request of the corporation as an employee or agent of another enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as an employee or agent, may, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permitted by California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement), reasonably incurred or suffered by such person in connection therewith. The immediately preceding sentence is not intended to be and shall not be considered to confer a contract right on any employee or agent (other than directors and officers) of the corporation.

                  (c) Action to Enforce Rights Under this Section. If a
                      -------------------------------------------
        claim under this Section 2.16 is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including it board of directors, independent.. legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that the claimant has not met the applicable standard of conduct.

                  (d) Entitlement to Expenses. Notwithstanding any
                      -----------------------
        other provision of this Section 2.16, to the extent that a director, officer or agent has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of a proceeding or action without admission of liability) in defense of any proceeding referred to in this Section 2.16 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

                  (e) Non-Exclusivity. The right to indemnification
                      ---------------
        provided by this Section 2.16 shall not be exclusive of nor limit any other right which any person may have or hereafter acquire under any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

                  (f) Insurance. The corporation may maintain
                      ---------
        insurance, to the extent reasonably available, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the law. The corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

                  (g) Expenses as a Witness. To the extent that any
                      ---------------------
        director, officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

                  (h) Indemnity Agreements. The corporation may,
                      --------------------
        without shareholder approval, enter into agreements with any director, officer, employee or agent of the corporation or any person who serves at the request of the corporation as a director, officer, trustee, partner, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification to the fullest extent permissible under the law and the corporation's Articles of Incorporation.

                  (i) Severability. Each and every paragraph, sentence,
                      ------------
        term and provision of this Section 2.16 is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or unenforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Section 2.16 may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Section 2.16 and any agreement between the corporation and claimant, the broadest possible indemnification permitted under applicable law.

                  (j) Entities Merged with this Corporation. No
                      -------------------------------------
        provision of this Section 2.16 shall be applicable and unless otherwise required by California law indemnification shall not be permitted in respect of any acts, omissions or transactions of any person while serving as a director, officer, employee or agent of any corporation which shall have been or shall hereafter be merged into or otherwise combined with this corporation, or of another enterprise in respect of which such person was serving as a director, officer, employee or agent at the request of any such other corporation, or of any enterprise controlling, controlled by or under common control with any such other corporation, unless specifically approved by a majority vote of the board of directors of this corporation.

                  (k) Repeals. Any repeal or modification of this
                      -------
        Section 2.16 (however effected) shall not adversely affect any right of indemnification of a director, officer, employee or agent existing at the time of such repeal or modification with respect to any act, omission or transaction occurring prior to such repeal or modification.


                          ARTICLE 3
                          ---------

                           Officers
                           --------

                  Section 3.1 Officers. The officers of the corporation
                              --------
        shall be a chairperson of the board or a president, or both, a chief executive officer, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, one or more vice-secretaries, a cashier, one or more assistant cashiers and such other officers as may be appointed in accordance with the provisions of
        Section 3.3. Any two (2) or more offices may be held by the same person; provided that in the execution of written instruments and in the performance of any executive or administrative duties on behalf of the corporation, such officer may only act in one (1) capacity when joint execution or action by two (2) officers is required.

                  Section 3.2 Elections. The officers of the
                              ---------
        corporation, except such officers as may be appointed in accordance with the provisions of Section 3.3 or Section 3.5, shall be chosen by the board of directors, and each shall hold his or her office until he or she shall resign or be removed or is otherwise disqualified to serve, or until his or her successor is chosen and qualified.

                  Section 3.3 Other Officers. The board of directors
                              --------------
        may appoint, and may empower the chairperson of the board or the chief executive officer or both of them to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the by-laws or as the board of directors may from time to time determine.

                  Section 3.4 Removal and Resignation. Any officer may
                              -----------------------
        be removed with or without cause either by the board of directors or, except for an officer chosen by the board, by any officer upon whom the power of removal may be conferred by the board (subject, in each case, to the rights, if any, of an officer under any contract of employment). Any officer may resign at any time upon written notice to the corporation (without prejudice, however, to the rights, if any, of the corporation under any contract to which the officer is a party). Any such resignation shall take effect upon receipt of such notice or at any later time specified therein. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. Unless a resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.

                  Section 3.5 Vacancies. A vacancy in any office
                              ---------
        because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the by-laws for regular appointments to such office.

                  Section 3.6 Chairperson of the Board. The board of
                              ------------------------
        directors may, in its discretion, elect a chairperson of the board who, unless otherwise determined by the board of directors, shall preside at all meetings of the board of directors at which he or she is present and shall exercise and perform any other powers and duties assigned to him or her by the board of directors or prescribed by the by-laws. The chairperson of the board shall preside as chairperson at all meetings of the shareholders unless otherwise determined by the board of directors.

                  Section 3.7 Vice Chairperson of the Board. The board
                              -----------------------------
        of directors may, in its discretion, elect one vice chairperson of the board or more than one vice chairpersons of the board. Unless otherwise determined by the board of directors, the vice chairperson of the board shall preside as chairperson, or if there are vice chairpersons of the board, the vice chairpersons of the board shall jointly preside as co-chairpersons, at all meetings of the board of directors or meetings of the shareholders from which the chairperson of the board is absent. The vice chairperson or vice chairpersons of the board shall exercise and perform any other powers and duties assigned to the vice chairperson of the board by the board of directors or prescribed by the by-laws. If the office of chairperson of the board is vacant, the vice chairperson of the board shall exercise, or if there are vice chairpersons, the vice chairpersons of the board shall jointly exercise, the duties of the chairperson of the board, and when so acting, shall have all the powers of, and be subject to the restrictions on, the chairperson of the board.

                  Section 3.8 Chief Executive Officer. Subject to any
                              -----------------------
        supervisory powers, if any, that the board of directors or the by-laws have given to the president, if there be such an officer, the chief executive officer shall be the corporation's general manager. Subject to the control of the board of directors, the chief executive officer shall direct the total operation of the corporation and shall have responsibility for the attainment of goals, plans and directives established by the board of directors. The chief executive officer shall be a member of the board of directors. Unless otherwise determined by the board of directors, and in the absence of the chairperson of the board and the vice chairperson, or -vice chairpersons, of the board, or if there be none, the chief executive officer shall preside as chairperson at all meetings of the board of directors and of the shareholders. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer and shall have any other powers and duties prescribed by the board of directors or the by-laws.

                  Section 3.9 President. Subject to the supervisory
                              ---------
        powers, if any, that the by-laws or the board of directors have given to the chief executive officer, the president shall be the corporation's chief operating officer and shall have general supervision, direction and control of the business, affairs and officers of the corporation. Unless otherwise determined by the board of directors, and in the absence of the chairperson of the board, the vice chairperson, or vice chairpersons, of the board and the chief executive officer, or if there be none, the president shall preside as chairperson at all meetings of the board of directors and of the shareholders. The president shall have the general powers and duties of management usually vested in the office of president; shall have any other powers and duties prescribed by the by-laws or the board of directors; and shall be primarily responsible for carrying out all orders and resolutions of the board of directors.

                  Section 3.10 Vice Presidents. In the absence or
                               ---------------
        disability of the chief executive officer and president, the vice presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, or if there has been no such designation, the vice president designated by the chief executive officer, shall perform all duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president. Each vice president shall have any of the powers and perform any other duties that from time to time the board of directors, the by-laws or the chief executive officer may prescribe for him or her.

                  Section 3.11 Secretary. The secretary shall keep or
                               ---------
        cause to be kept a book of minutes of all meetings and actions by written consent of all directors, shareholders and committees of the board of directors. The minutes of each meeting shall state the time and place that it was held and such other information as shall be necessary to determine whether the meeting was held in accordance with the law and these by-laws and the actions taken thereat. The secretary shall keep or cause to be kept at the corporation's principal executive office, or at the office of its transfer agent or registrar, a record of the shareholders of the corporation, giving the names and addresses of all shareholders and the number and class of shares held by each. The secretary shall give, or cause to be given, notice of all meetings of shareholders, directors and committees required to be given under these by-laws or by law, shall keep or cause the keeping of the corporate seal in safe custody and shall have any other powers and perform any other duties that are prescribed by the board of directors or the by-laws or the chief executive officer. If the secretary refuses or fails to give notice of any meeting lawfully called, any other officer of the corporation may give notice of such meeting. The assistant secretary, or if there be more than one, any assistant secretary, may perform any or all of the duties and exercise any or all of the powers of the secretary unless prohibited from doing so by the board of directors, the chief executive officer or the secretary, and shall have such other powers and perform any other duties as are prescribed for him or her by the board of directors or the chief executive officer.

                  Section 3.12 Chief Financial Officer. The chief
                               -----------------------
        financial officer, who shall also be deemed to be the treasurer when a treasurer may be required, shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account. The chief financial officer shall cause all money and other valuables in the name and to the credit of the corporation to be deposited at the depositories designated by the board of directors or any person authorized by the board of directors to designate such depositories. He or she shall render to the chief executive officer and board of directors when requested by either of them, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have any other powers and perform any other duties prescribed by the board of directors, the bylaws or the chief executive officer.

                  Section 3.13 Cashier. The cashier may also be the
                               -------
        chief financial officer and may also be an assistant secretary. In the absence or disability of the chief financial officer, the cashier shall perform all the duties of the chief financial officer, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the chief financial officer. He or she shall have the general powers and duties of management usually vested in the office of cashier, when there also is an office of chief financial officer, and shall have any other powers and duties prescribed by the by-laws or the board of directors. The assistant cashier, or if there be more than one, any assistant cashier, may perform any or all of the duties and exercise any or all of the powers of the cashier unless prohibited from doing so by the board of directors, the chief executive officer or the cashier, and shall have such other powers and perform any other duties as are prescribed for him or her by the board of directors, the chief executive officer or the cashier.


                          ARTICLE 4
                          ---------

                        Miscellaneous
                        -------------

                  Section 4.1 Record Date. The board of directors may
                              -----------
        fix a time in the future as a record date for the determination of the shareholders entitled to notice of any meeting of shareholders or to vote or entitled to receive payment of any dividend or distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action for the purpose of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to receive a dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the hooks of the corporation after the record date, except as otherwise provided in the articles of incorporation or by-laws of this corporation.

                  Section 4.2 Inspection of Corporate Records. The
                              -------------------------------
        accounting books and records and record of shareholders, and minutes of proceedings of the shareholders and the board and committees of the board of directors of the corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

                  A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the absolute right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

                  Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

                  Section 4.3 Checks, Drafts, Etc. All checks, drafts
                              -------------------
        or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors. The board of directors may authorize one or more officers of the corporation to designate the person or persons authorized to sign such documents and the manner in which such documents shall be signed.

                 Section 4.4 Annual and Other Reports.
                             ------------------------

                 (a) The Board shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year or at least 15 (or, if sent by third-class mail, 35) days prior to the annual meeting of shareholders to be held during the next fiscal year, whichever is first; however, this requirement shall not limit the requirement for holding an annual meeting.

                 (b) If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the financial statements required by subdivision (a) of section 1501 of the California General Corporation Law for such year. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request. to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the statements referred to in subdivision (a) of section 1501 of the California General Corporation Law for the last fiscal year. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of such statements shall be kept on file in the principal administrative office of the corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder.

                 (c) The corporation shall, upon the written request of any shareholder, mail to the shareholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period.

                 (d) The quarterly income statements and balance sheets referred to in this Section 4.4 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

                  (e) Unless otherwise determined by the board of directors, president or the chief executive officer, the chief financial officer and the cashier are each authorized officers of the corporation to execute the certificate that the annual report and quarterly income statements and balance sheets referred to in this section were prepared without audit from the books and records of the corporation.

                  Any report sent to the shareholders shall be given personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at the address of such shareholder appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice or set forth in the written request of the shareholder as provided in this section. If any report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the report to the shareholder at such address, all future reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal administrative office of the corporation for a period of one (1) year from the date of the giving of the report to all other shareholders. If no address appears on the books of the corporation or is given by the shareholder to the corporation for the purpose of notice or is set forth in the written request of the shareholder as provided in this section, such report shall be deemed to have been given to such shareholder if sent by mail or other means or written communication addressed to the place where the principal administrative office of the corporation is located, or if published at least once in a newspaper of general circulation in the county in which the principal administrative office is located. Any such report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such report in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the report.

                  Section 4.5  Contracts, Etc.: How Executed. The board of
                               -----------------------------
       directors, except as the by-laws or articles of incorporation otherwise provide, may authorize any officer or officers and/or agent or agents to enter into any contract or execute any instrument in the name of and/or on behalf of the corporation, and such authority may be general or confined to specific instances.

                  Section 4.6 Certificate for Shares.
                              ----------------------

                  (a) Every holder of shares in the corporation shall be entitled. to have a certificate signed in the name of the corporation by the chairperson or vice chairperson of the board or the president or a vice president and by the chief financial office or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                  (b) Any such certificate shall also contain such legend or other statement as may be required by section 418 of the California General Corporation Law, the Corporate Securities Law of 1968, and any agreement between the corporation and the issuee thereof, and may contain such legend or other statement as may be required by any other applicable law or regulation or agreement.

                  (c) No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate theretofore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                 Section 4.7 Representation of Shares of Other
                             ---------------------------------
       Corporations. Unless the board of directors shall otherwise
       ------------
       determine, the chairperson of the board, the chief executive officer, the president, any vice president, and the secretary of this corporation are each authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to such officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney or other document duly executed by any such officer.

                 Section 4.8 Inspection  of By-Laws. The corporation
                             -----------------------
       shall keep in its principal administrative office in California, or I its principal administrative office is not in California, at its principal business office in California, the original or a copy of the by-laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the corporation has no office in California, it shall upon the written request of any shareholder furnish to him or her a copy of the bylaws as amended to date.

                 Section 4.9 Seal. The corporation may have a common
                             ----
       seal.

                 Section 4.10 Construction and Definitions. Unless the
                              ----------------------------
       context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these by-laws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.


                         ARTICLE 5
                         ---------

                         Amendments
                         ----------

                 Section 5.1 Power of Shareholders. New by-laws may be
                             ---------------------
       adopted or these by-laws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the written assent of shareholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation of this corporation.

                 Section 5.2 Power of Directors. Subject to the right
                             ------------------
       of shareholders as provided in Section 5.1 of this Article 5 to adopt, amend or repeal by-laws, by-laws other than a by-law or amendment thereof changing the range of the authorized number of directors may be adopted, amended or repealed by the board of directors, including an amendment to change the number of authorized directors within the range fixed by the shareholders.


                         ARTICLE 6
                         ---------

                          Offices
                          -------

                 Section 6.1 Principal Administrative Office. The
                             -------------------------------
       principal administrative office of the corporation shall be located at such place in the State of California as the board of directors shall from time to time determine.

                 Section 6.2 Other Offices. Other offices may at any
                             -------------
       time be established by the board of directors at any place or places where the corporation is qualified to do business, subject to all regulatory approvals.

                           CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION


         James L. Wright and C. Richard Lemon certify that:

         1. They are the Executive Vice President and Secretary, respectively, of Napa National Bancorp, a California corporation.

         2. The Articles of Incorporation of this corporation are amended by adding a new Article FIFTH to such Articles of Incorporation, to read as follows:

                                     FIFTH
                                     -----

               (a) The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

               (b) The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in
         Section 204 of the California Corporations Code with respect to the actions for breach of duty to the corporation and its shareholders.

               (c) Any repeal or modification of the foregoing provisions of Article FIFTH by the shareholders of the corporation shall not adversely affect any right or protection existing at the time of such repeal or modification.

         3. The foregoing amendment of the Articles of Incorporation of this corporation has been duly approved by the board of directors of this corporation.

          4. The foregoing amendment of the Articles of Incorporation of this corporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 500,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required for approval. The percentage vote required for approval was more than 50%.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct and to our own knowledge.

    Dated:  August 16, 1988.


                                /s/ James L. Wright
                                __________________________
                                    James L. Wright
                                 Executive Vice President



                                /s/ C. Richard Lemon
                                __________________________
                                    C. Richard Lemon
                                        Secretary